UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

ASTA FUNDING, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-26906	22-3388607
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 17, 2008, Asta Funding, Inc. (the “Company”) issued a press release, a copy which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, that the Company has accepted the resignation of Alan Rivera as Director of the Company.

ITEM 7.01. REGULATION FD DISCLOSURE

The Company is hereby furnishing the following information under Regulation FD:

On December 17, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its Board of Directors has declared a quarterly cash dividend of $0.02 per share, down from $0.04 per share in prior quarters. The record date is December 29, 2008 and the payable date will be February 1, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit:

99.1 Press release issued on December 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: December 17, 2008	By:	/s/ Mitchell Cohen
Mitchell Cohen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on December 17, 2008